ASSET PURCHASE AGREEMENT



                                      AMONG



                                COMPU-DAWN, INC.



                              GPC ACQUISITION CORP.



                                 GLOBAL PC, INC.


                                  MARK BRADLEE

                                       AND

                                 BRIAN DOUGHERTY






                                  July 30, 1999


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                                TABLE OF CONTENTS
                                                                                                               Page
RECITALS:..........................................................................................................

                                    ARTICLE I

DEFINED TERMS......................................................................................................
         1.1      Defined Terms....................................................................................

                                   ARTICLE II

PURCHASE AND SALE..................................................................................................
         2.1      Agreement to Sell................................................................................
                  2.1.1    Third Party Consents....................................................................
         2.2      Agreement to Purchase............................................................................
         2.3      Purchase Price...................................................................................
                  2.3.1    Purchase Price..........................................................................
                  2.3.2    Payment of Purchase Price...............................................................
                  2.3.3    Allocation of Purchase Price............................................................
         2.4      Limited Assumption of Liabilities................................................................
                  2.4.1    Assumed Liabilities.....................................................................
                  2.4.2    Excluded Liabilities....................................................................

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER
     AND PRINCIPAL SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3.1      Valid Existence; Qualification...................................................................
         3.2      Subsidiaries; Affiliated Entities................................................................
         3.3      Consents.........................................................................................
         3.4      Authority; Binding Nature of Agreement...........................................................
         3.5      Financial Statements.............................................................................
         3.6      Liabilities......................................................................................
         3.7      Actions Since the Balance Sheet Date.............................................................
         3.8      Adverse Developments.............................................................................
         3.9      Taxes............................................................................................
         3.10     Ownership of Assets; Trademarks, Patents, etc....................................................
                  3.10.1  Assets Generally.........................................................................
                  3.10.2   Trademarks, Patents, etc................................................................
         3.11     Insurance........................................................................................
         3.12     Litigation; Compliance with Law..................................................................
         3.13     Real Property....................................................................................
         3.14     Agreements and Obligations; Performance..........................................................

                                       (i)

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         3.15     Condition of Assets..............................................................................
         3.16     Permits and Licenses.............................................................................
         3.17     Occupational Heath and Safety and Environmental Matters..........................................
         3.18     Interest in Assets...............................................................................
         3.19     Compensation Information.........................................................................
         3.20     Employee Benefit Plans...........................................................................
         3.21     No Breach........................................................................................
         3.22     Brokers..........................................................................................
         3.23     Employment Relations.............................................................................
         3.24     Prior Names and Addresses........................................................................
         3.25     Distributors and Suppliers.......................................................................
         3.26     Payments.........................................................................................
         3.27     Books and Records................................................................................
         3.28     Americans with Disabilities Act Compliance.......................................................
         3.29     Untrue or Omitted Facts..........................................................................

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER .....................................................

         4.1      Valid Corporate Existence........................................................................
         4.2      Capitalization...................................................................................
         4.3      Consents.........................................................................................
         4.4      Corporate Authority; Binding Nature of Agreement.................................................
         4.5      No Breach........................................................................................
         4.6      Brokers..........................................................................................

                                    ARTICLE V

         PRE-CLOSING COVENANTS.....................................................................................
         5.1      Seller Covenants.................................................................................
                  (a)  Access......................................................................................
                  (b)  Conduct of Business.........................................................................
                  (c)  Insurance...................................................................................
                  (d)  Liabilities.................................................................................
                  (e)  Preservation of Business....................................................................
                  (f)  No Breach...................................................................................
                  (g)  Consents....................................................................................
                  (h) Shareholder Approval.........................................................................
                  (i)  No Negotiations; No Solicitation............................................................
                  (j)  Unaudited Financial Statements..............................................................
                  (k) Warn ........................................................................................
                  (l) Amendment to GEOS(R) License Agreement.  ......................................................

                                      (ii)

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         5.2      Purchaser and Compu-DAWN Covenants...............................................................
                  (a)  Access......................................................................................
                  (b)  No Breach...................................................................................
                  (c)  Consents....................................................................................
                  (d)   Stockholder Approval.......................................................................


                                   ARTICLE VI

         Intentionally omitted.....................................................................................


                                   ARTICLE VII

         Intentionally omitted.....................................................................................

                                  ARTICLE VIII

    CONDITIONS PRECEDENT TO THE
    OBLIGATION OF PURCHASER AND COMPU-DAWN TO CLOSE................................................................
         8.1      Representations and Warranties...................................................................
         8.2      Covenants........................................................................................
         8.3      Certificate......................................................................................
         8.4      Assignment and Bill of Sale; Certificate of Title................................................
         8.5      Assignment of License Rights ....................................................................
         8.6      Audited Financial Statements.....................................................................
         8.7      Interim Financial Statements.....................................................................
         8.8      Principal Shareholder Employment Agreements......................................................
         8.9      Certain Payments ................................................................................
         8.10     Stockholder Approval ............................................................................
         8.11     Retail Indications of Interest ..................................................................
         8.12     Creditor Agreements..............................................................................
         8.13     GEOS(R)License Agreement Amendment................................................................
         8.14     Subscription Agreements..........................................................................
         8.15     "Lock-up" Agreements.............................................................................
         8.16     Opinion of Counsel...............................................................................
         8.17     No Actions.......................................................................................
         8.18     Consents; Licenses and Permits...................................................................
         8.19     Section 4(2) Compliance..........................................................................
         8.20     Actions..........................................................................................
         8.21     Satisfactory Due Diligence.......................................................................
         8.22     Compliance with Bulk Sales Laws..................................................................
         8.23     Escrow Agreement.................................................................................


                                      (iii)

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         8.24     Fairness Determination...........................................................................
         8.25     Additional Documents.............................................................................
         8.26     Approval of Counsel..............................................................................

                                   ARTICLE IX

      CONDITIONS PRECEDENT TO THE OBLIGATION OF
      SELLER TO CLOSE..............................................................................................
         9.1      Representations and Warranties...................................................................
         9.2      Covenants........................................................................................
         9.3      Certificate......................................................................................
         9.4      Shares...........................................................................................
         9.5      Warrants ........................................................................................
         9.6      Principal Shareholder Employment Agreements......................................................
         9.7      Other Employment Offers; Options.................................................................
         9.8      Stockholder Approval ............................................................................
         9.9      No Actions.......................................................................................
         9.10     Consents; Licenses and Permits...................................................................
         9.11     Corporate Actions................................................................................
         9.12     Additional Documents.............................................................................
         9.13     Approval of Counsel..............................................................................

                                    ARTICLE X

      CLOSING......................................................................................................
         10.1     Time and Location................................................................................
         10.2     Items to be Delivered to Purchaser...............................................................
         10.3     Items to be Delivered to Seller and Others.......................................................

                                   ARTICLE XI

     POST-CLOSING MATTERS.........................................................................................
         11.1     Stockholder Approval.............................................................................
         11.2     Further Assurances...............................................................................
         11.3     Power of Attorney................................................................................
         11.4     Board Position...................................................................................
         11.5     Restrictive Covenant.............................................................................
         11.6     Taxes............................................................................................
         11.7     Financing by Seller or Designees ................................................................





                                      (iv)

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                                   ARTICLE XII

     SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION .................................................................
         12.1     Survival.........................................................................................
         12.2     Indemnification..................................................................................
                  12.2.1   General Indemnification Obligation of
                                 Seller and Principal Shareholders.................................................
                  12.2.2  General Indemnification Obligation of Purchaser..........................................
                  12.2.3  Method of Asserting Claims, Etc..........................................................
                  12.2.4  Escrow Agreement ........................................................................
         12.3     Payment; Right of Setoff.........................................................................
         12.4     Other Rights and Remedies Not Affected...........................................................

                                  ARTICLE XIII

         BULK SALE.................................................................................................
         13.1     Bulk Sales.......................................................................................

                                   ARTICLE XIV

       TERMINATION AND WAIVER......................................................................................
         14.1     Termination......................................................................................
         14.2     Waiver...........................................................................................
         14.3     Liquidated Damages...............................................................................

                                   ARTICLE XV

        DEFINED TERMS..............................................................................................
         15.1     Defined Terms....................................................................................

                                   ARTICLE XVI

       MISCELLANEOUS PROVISIONS....................................................................................
         16.1     Expenses.........................................................................................
         16.2     Confidential Information.........................................................................
         16.3     Sales, Transfer and Documentary Taxes............................................................
         16.4     Equitable Relief.................................................................................
         16.5     Publicity........................................................................................
         16.6     Entire Agreement.................................................................................
         16.7     Notices..........................................................................................
         16.8     Choice of Law; Severability......................................................................
         16.9     Successors and Assigns; No Assignment............................................................
         16.10    Counterparts.....................................................................................

                                       (v)

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         16.11    Facsimile Signatures.............................................................................
         16.12    Representation by Counsel; Interpretation........................................................
         16.13    Headings; Gender.................................................................................

  SIGNATURES.......................................................................................................

  SCHEDULES

         2.3.2(a)(i)    Persons to Deliver Subscription Agreements
         2.3.2(a)(ii)   Persons to Deliver "Lock-Up" Agreement
         2.4.1          Assumed Liabilities
         3.1            List of Security Holders
         3.2            Affiliate Investments
         3.3            Consents Required to be Received by Seller
         3.5            Financial Statements
         3.6            Liabilities
         3.7            Actions since the Balance Sheet Date
         3.8            Adverse Developments
         3.9            Taxes
         3.10.1         Restrictions as to Transferability
         3.10.2         Proprietary Rights
         3.11           Insurance
         3.12           Litigation; Compliance with Law
         3.13           Real Property
         3.14           Listed Agreements
         3.16           Permits and Licenses
         3.19           Compensation Information
         3.23           Employment Relationship Terminations
         3.25           Distributors and Suppliers
         4.3            Consents to Required to be Received by Purchaser and Compu- DAWN
         8.11           Mass Retailers
         8.23           Persons Escrowing Escrowed Securities
         9.7            Persons to be Offered Employment

EXHIBITS

         2.3.1(a)       Form of Class A Warrants
         2.3.1(b)       Form of Class B Warrants
         2.3.1(c)       Form of Class C Warrants
         2.3.2(a)(i)    Form of Subscription Agreement
         2.3.2(a)(ii)   Form of "Lock-up"
         8.8(a)         Form of Mark Bradlee Employment Agreement
         8.8(b)         Form of Brian Dougherty Employment Agreement

                                      (vi)

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     ASSET PURCHASE  AGREEMENT,  dated July 30, 1999 (the  "Agreement"),  by and among COMPU-DAWN, INC., a Delaware corporation ("Compu-DAWN"), GPC ACQUISITION CORP. a Delaware corporation ("Purchaser"), GLOBAL PC, INC., a California corporation ("Seller"), and Mark Bradlee and Kevin Dougherty (collectively the "Principal Shareholders").

                                    RECITALS:

     Seller is engaged in the business of developing, marketing and licensing certain proprietary computer software (the "Business"), including without limitation a Graphic Task Oriented Operating System called GEOS(R) ("GEOS(R)") which, together with application software is utilized in a low cost Internet / computing appliance (the "Global PC Device").

     On the terms and conditions hereinafter set forth, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, substantially all of Seller's assets.

     NOW, THEREFORE, in consideration of the recitals and the respective covenants, representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

1.1 Defined Terms. Capitalized terms used in this Agreement will have the meanings given such terms in Article XV or elsewhere in the text of this Agreement, and variants and derivatives of such terms shall have correlative meanings.

                                   ARTICLE II

                                PURCHASE AND SALE

2.1 Agreement to Sell. At the Closing, except for the Excluded Assets, Seller shall grant, sell, convey, assign, transfer and deliver to Purchaser, upon and subject to the terms and conditions of this Agreement, free and clear of all Liens except for the Permitted Liens, all of its right, title and interest in, to and under all of the properties, assets and rights of any kind, whether tangible or intangible, real, personal or mixed and constituting, or used in, the Business owned by Seller and/or in which Seller has an interest, as finally determined by the Purchaser (collectively the "Assets"), including, without limitation, all of Seller's right, title and interest in, to and under the following:

          (a) All rights to any leases or other occupancy agreement ("Leases") and the fee simple to any real estate owned by Seller, with respect to any warehouses or other premises currently occupied by the Seller, together with all tenant improvements thereto and all fixtures and other installations within such property and any rights of tenant arising from the use, occupancy or leasing of such property and necessary to continue the operation of the Business; provided however that the Purchaser shall have the right to reject such Leases as it does not find acceptable or necessary for the Purchaser's operations of the Business, in Purchaser's sole discretion.

          (b) All tangible personal property used in the operation of the Business, including, but not limited to, all of the following:

               (i) All equipment, vehicles, machinery, tools, storage racks and bins, furniture, computer hardware and disks, telephone systems, portable phones, communication devices, business forms, display materials and other tangible personal property utilized in the operation of the Business (collectively the "Fixed Assets");

               (ii) All current inventory of the Business held for resale including all components thereof, such as parts, manuals, computer disks and software (collectively, the "Inventory");

          (c)  Intangible   Property.   All  intangible  property   ("Intangible
     Property") related to the operations of the Business, including, but not limited to:

               (i) Accounts receivables, if any;

               (ii) Such contract rights of the Business as Buyer may elect to acquire after examination of same, including, without limitation, the GEOS(R) License Agreement, all rights arising under purchase orders placed by Seller with vendors, suppliers and licensors and purchase orders from customers and licensees accepted by Seller, rights under any warranty agreements and rights under any insurance contract;

               (iii) All goodwill and going concern value of the Business, including, without limitation, all customer lists, vendor lists, pricing data, warranty records, advertising and marketing materials and other trade information of whatever type;

               (iv) All computer software and related assets to the extent these are owned by Seller or any affiliate thereof;

               (v) All rights of Seller to any software licensed to Seller, including without limitation the GEOS(R) License Agreement; provided that if such licenses are not transferable without licensor's consent, Seller shall obtain such consent and/or a new license agreement in the name of Purchaser on substantially the same terms currently available to Seller (except with respect to the GEOS(R) License Agreement as more fully described in Section 8.13 hereinbelow);

               (vi) All licenses and Permits of any type whatsoever used in the Business or the release of same so as to permit the issuance to the Buyer of such license or Permit for the locations of the Business.

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               (vii) All trademarks and trade names and other Proprietary Rights related to the Business.

     2.1.1 Third Party Consents. To the extent that Seller's rights under any Contract, Permit or other Asset to be assigned to Purchaser hereunder may not be assigned without the consent of another person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and each of Seller and Principal Shareholder, at its or his respective expense, shall use best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Purchaser's rights in, to and/or under the Asset in question so that Purchaser would not in effect acquire the benefit of all such rights, Seller, to the maximum extent permitted by law and the Asset, and without having to incur any costs or expenses, shall act after the Closing as Purchaser's agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the Asset, with Purchaser in any other reasonable arrangement designed to provide such benefits to Purchaser. The foregoing shall not be construed to limit or modify any of the conditions precedent to Purchaser's obligation to consummate the transactions contemplated hereby pursuant to the provisions of Article VIII hereof.

2.2 Agreement to Purchase. At the Closing, upon and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants of Seller and the Principal Shareholders contained herein, Purchaser shall purchase the Assets from Seller in exchange for the Purchase Price.

2.3  Purchase Price.

         2.3.1 Purchase Price. Subject to the terms and conditions hereof, the purchase price (the "Purchase Price") for the Assets shall be an aggregate of Six Hundred Thirty Four Thousand Two Hundred Eighty Four (634,284) Common Shares plus up to an additional Seventy-Five Thousand (75,000) Common Shares (the "Additional Shares"), and Class A Common Stock Purchase Warrants (the "Class A Warrants"), Class B Common Stock Purchase Warrants (the "Class B Warrants"), and Class C Common Stock Purchase Warrants (the "Class C Warrants" and together with the Class A Warrants and Class B Warrants, the "Warrants"), which Class A Warrants, Class B Warrants and Class C Warrants are exercisable to purchase, subject to adjustment, Two Million Two Hundred Sixty Nine Thousand Two Hundred Eighty Four (2,269,284), One Million Nine Hundred One Thousand Four Hundred (1,901,400) and Three Hundred Eighty Three Thousand (383,000) Common Shares (the "Warrant Shares") of Compu-DAWN respectively, and which Warrants shall contain the agreements, conditions, provisions and terms contained in, and shall be in, or substantially in, the forms attached hereto as Exhibits 2.3.1(a), (b) and
(c).

2.3.2    Payment of Purchase Price.

          (a) Subject to the terms and conditions hereof, on account of the Purchase Price, Compu-DAWN shall deliver to the extent set forth in Section 2.3.2(b) to (i) the Persons listed on Schedule 2.3.2(a)(i), provided each such Person completes executes and delivers to Compu-DAWN a Subscription Agreement in, or substantially in the form annexed hereto as Exhibit 2.3.2(a)(i), and Compu-DAWN is satisfied that the offer and issuance of the Common Shares and/or Warrants to each such Person is exempt from the registration provisions of Section 5 of the Securities Act, pursuant to
     Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and exempt from the registration provisions of any state securities laws, rules or regulations and Compu-DAWN accepts the subscription, or (ii) if any Person does not deliver to Compu-DAWN a completed and executed Subscription Agreement which is satisfactory to, and/or accepted by, Compu-DAWN, then the Common Shares and/or Warrants, as the case may be, allocated to such Person shall instead be issued to the Seller. The delivery of Common Shares by Compu-DAWN to any Person who is an accepted subscriber for Common Shares is further conditioned upon the Persons, and/or the Seller listed on Schedule 2.3.2(a)(ii), executing and delivering to Compu-DAWN a one (1) year "lock-up" agreement in, or substantially in, the form annexed hereto as Exhibit 2.3.2(a)(ii) which restricts the transferability of the Common Shares for one (1) year following the Closing Date.

          (b) Compu-DAWN shall deliver the certificates for the Common Shares and Warrants to the Seller on behalf of the Accepted Subscribers as set forth next to their respective names on Schedule 2.3.2(a)(i),(X) to the extent of the maximum number of Common Shares and/or Warrants to purchase the maximum number of Warrant Shares without violating Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc. at the Closing, and (Y) the remaining Common Shares and/or the Warrants to purchase the remaining Warrant Shares as promptly as possible following the approval of the stockholders of Compu-DAWN of the issuance of the remaining Common Shares and/or Warrants to purchase the remaining Warrant Shares which are not issued at the Closing, if such approval is required by Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc.

         2.3.3 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets acquired hereunder as determined by the Board of Directors of Compu-DAWN in its sole good faith discretion, provided however, Purchaser and Seller shall use best efforts to minimize the value allocated to goodwill. It is agreed that the apportionments will properly reflect the respective fair market values of the Assets. Seller and Purchaser each hereby covenants and agrees that it will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax, or in any judicial proceeding that is in any way inconsistent with the terms of this Section 2.3.3 and the allocation of the Purchase Price as determined by Compu- DAWN's Board of Directors.

2.4      Limited Assumption of Liabilities

         2.4.1 Assumed Liabilities. At the Closing, subject to the terms and conditions hereof, Purchaser shall assume and agree to pay the Assumed Liabilities which are listed on Schedule 2.4.1 attached hereto.

         2.4.2 Excluded Liabilities. In no event shall Purchaser assume or incur any Liability under this Section 2.4 or otherwise in respect of any Liability of Seller, other than the Assumed Liabilities, including, without limitation:

          (a) any product Liability or similar claim for injury to person or property, or any other Liability based on tortious or illegal conduct, regardless of when made or asserted, which arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by Seller, or alleged to have been made by Seller, or which is imposed or asserted to be imposed by operation of law, in connection with any service performed and/or product sold, leased or delivered by or on behalf of Seller, or any claim seeking recovery for consequential damage, lost revenue or income;

          (b) any Liability with regard to any federal, state, local or foreign income or other tax, including without limitation, any interest or penalties thereon, (i) payable with respect to the Business, Seller or the Assets or (ii) incident to or arising as a consequence of the negotiation or consummation by Seller of this Agreement and the transactions contemplated hereby;

          (c) any Liability under or in connection with the Excluded Assets;

          (d) any Liability arising prior to or as a result of the Closing to any employees, agents or independent contractors of Seller, whether or not employed by Purchaser after the Closing, or under any benefit arrangement with respect thereto;

          (e) any Liability of Seller arising or incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby and fees and expenses of counsel, accountants and other experts; and/or

          (f) any Liability which is not an Assumed Liability.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                      SELLER AND THE PRINCIPAL SHAREHOLDERS

     Seller and the Principal Shareholders, jointly and severally, make the following representations and warranties to Purchaser and Compu-DAWN, each of which shall be deemed material, and each of Purchaser and Compu-DAWN, in executing, delivering and consummating this

Agreement, has relied upon the correctness and completeness of each of such representations and warranties:

3.1  Valid Existence; Qualification.

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Seller has the power to carry on its Business as now conducted and to own the Assets. To the best of Seller's and/or the Principal Shareholders' knowledge, Seller is not required to qualify in any other jurisdiction in order to own the Assets or to carry on the Business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Seller is required to qualify or otherwise be authorized to do business as a foreign Corporation therein. The copies of the Seller's Certificate of Incorporation, as amended to date (certified by the Secretary of the State of California), and the Seller's By-Laws, as amended to date (certified by the Secretary of the Seller), which have been delivered to Purchaser, are true and complete copies of those documents as in effect on the date hereof. Schedule 3.1 sets forth all of the holders of capital stock and Derivative Securities of the Seller and their respective holdings.

3.2 Subsidiaries; Affiliated Entities. Except as set forth on Schedule 3.2 attached hereto neither Seller, the Principal Shareholders nor any Affiliate has made any investments in, or owns, any of the capital stock of, or any other proprietary interest in, any other corporation, partnership or other business entity engaged in any business which is similar to or competitive with the Business.

3.3 Consents. Except as set forth on Schedule 3.3 attached hereto and made a part hereof, no consents of any Body, and/or of other parties are required to be received by or on the part of Seller, or either of the Principal Shareholders to enable it or any of them to enter into and carry out this Agreement and the transactions contemplated hereby, including, without limitation, the transfer to Purchaser of all of Seller's right, title and interest in and to the Assets.

3.4 Authority; Binding Nature of Agreement. Seller, and each of the Principal Shareholders has the power to enter into this Agreement and to carry out its or his respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors and the Shareholders of Seller and no other proceedings, corporate or otherwise, on the part of Seller are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Seller, and the Principal Shareholders and is enforceable in accordance with its terms.

3.5 Financial Statements. The Financial Statements, which have previously been delivered, or are being delivered herewith, to Compu-DAWN and Purchaser, a copy of which is attached hereto as Schedule 3.5, (i) are true, correct and complete in all material respects, (ii) are in accordance with the Books and Records of Seller, (iii) fairly present the financial position of Seller as of June 30, 1999 and 1998, respectively and the results of its operations for such years in all material respects, (iv) were prepared in conformity with generally accepted accounting principles consistently applied throughout the periods covered thereby and (v) are in conformity with Regulation S-X or S-B, whichever is applicable to Compu-DAWN.

3.6 Liabilities. As at the Balance Sheet Date, Seller had no Material Liabilities, other than those Liabilities reflected or reserved against in Seller's Balance Sheet, and, except as set forth on Schedule 3.6 attached hereto and made a part hereof, there was no basis for the assertion against Seller of any Material Liability not so reflected or reserved against therein.

3.7 Actions Since the Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, or as set forth in Schedule 3.7 attached hereto and made a part hereof, since the Balance Sheet Date, Seller has not: (i) incurred any Material Liability, (ii) made any wage or salary increases or granted any bonuses; (iii) mortgaged, pledged or subjected to any Lien any of its Assets, or permitted any of its Assets to be subjected to any Lien; (iv) sold, assigned or transferred any of its Assets, except in the ordinary and usual course of business consistent with past practice; (v) other than this Agreement or the transactions contemplated hereby, entered into any transaction or course of conduct not in the ordinary and usual course of business and consistent with past practice; (vi) changed its accounting methods, principles or practices affecting the Assets, Seller's Liabilities or the Business; (vii) revalued any of the Assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable; (viii) incurred any damage, destruction or loss (whether or not covered by insurance) adversely affecting the Assets or the Business which would result in a material adverse change in the Assets and/or the Business; (ix) canceled any indebtedness or waived or released any right or claim of Seller relating to its activities or properties which had or will have a Material Adverse Effect on the Assets and/or the Business; (x) amended, canceled or terminated any Contract or Permit relating to the Assets of the Business or entered into any Contract or Permit relating to the Assets or the Business which is not in the ordinary course of business, including, without limitation, any employment or consulting agreement, which would result in a material adverse change in the Assets and/or Business;
(xi) increased or changed its assumptions underlying, or methods of calculating, any doubtful account contingency or other reserves of Seller; (xii) paid, discharged or satisfied any Liabilities of Seller other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities set forth or reserved for on the December Balance Sheet or incurred in the ordinary course of business; (xiii) made any capital expenditure, entered into any lease or incurred any obligations to make any capital expenditure; (xiv) failed to pay or satisfy when due any Liability of Seller; (xv) disposed of or allowed the lapse of any Proprietary Rights or any disposition or disclosure to any person of any Proprietary Rights not theretofore a matter of public knowledge.

3.8 Adverse Developments. Except as set forth on Schedule 3.8 attached hereto and made a part hereof, since the Balance Sheet Date, to the best of Seller's and the Principal Shareholders' knowledge, there have been no material adverse changes in the Assets or Business of Seller, there has been no act or omission on the part of Seller or others which would form the basis for the assertion against Seller of any Material Liability or obligation, no other event has occurred which could be reasonably expected to have a Materially Adverse Effect upon the Assets and/or Business and neither Seller nor any Principal Shareholder have any knowledge of any development or threatened development of a nature which could be reasonably expected to have a Material Adverse Effect upon the Assets or Business.

3.9 Taxes. Except as set forth on Schedule 3.9, all taxes, including, without limitation, income, property, sales, use, utility, franchise, capital stock, excise, value added, employees' withholding, social security and unemployment taxes imposed by the United States, any state, locality or any foreign country, or by any other taxing authority, which have or may become due or payable by Seller, and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its books of account; all deposits required by law to be made by Seller or with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly and timely filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed, or to the knowledge of Seller, or either Principal Shareholder, threatened against Seller. The tax returns of Seller have never been audited. No sales or use taxes are required to be collected in connection with the operation of the Business.

3.10     Ownership of Assets; Trademarks, Patents, etc.

     3.10.1 Assets Generally. Seller owns outright, and has good and marketable title to, all of the Assets (including, without limitation, all assets reflected in the December Balance Sheet, except as the same may have been disposed of in the ordinary and usual course of business consistent with past practice since the December Balance Sheet Date), free and clear of all Liens other than Permitted Liens. Upon consummation of the transactions contemplated by this Agreement, Purchaser will own the Assets free and clear of all Liens other than Permitted Liens. The Assets are sufficient to permit Seller to conduct its Business as now conducted, provided sufficient funding is provided following the Closing; sufficient funding shall be at least $3,000,000. Except as set forth on
Schedule 3.10.1 attached hereto and made a part hereof, none of the Assets to be transferred hereunder are subject to any restriction with regard to transferability. There are no agreements, options, commitments or understandings with, of or to any person to acquire any of the Assets or any rights or interest thereon. Seller has no tangible Assets with a fair market value of Five Thousand ($5,000) Dollars or more.

     3.10.2 Trademarks, Patents, etc. Schedule 3.10.2 sets forth a true and complete list (including, without limitation, each application number, serial number or registration number, the class of goods or services covered and the expiration date for each country in which a Proprietary Right has been registered) and brief description of all Proprietary Rights which are owned by Seller or in which, or regard to which, it has any right or interest. No other person, firm or corporation has any proprietary or other interest in any such Proprietary Rights and Seller is not a party to or bound by any contract requiring the payment to any person, firm or corporation of any royalty. Seller is not infringing upon any Proprietary Rights or otherwise is violating the rights of any third party with respect thereto, and no proceedings have been instituted, and no claim has been received by Seller, and neither Seller nor the General Partner is aware of any claim, alleging any such violation. There are no pending applications with regard to any Proprietary Right. Seller has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other person. No other person, except as set forth on Schedule 3.10.2 attached hereto and made a part hereof, (i) has the right to use any of Seller's Trademarks on the goods on which they are now being used, either in identical form or, to the best of Seller's or Principal Shareholder's knowledge, in such near resemblance thereto as to be likely, when applied to the goods of any such person, to cause confusion with such Trademarks or to cause a mistake or to deceive, (ii) has a license or the right to use any Proprietary Right of Seller, whether by license, sublicense or other rights (iii) has notified Seller that it is claiming any ownership of or right to use such Proprietary Rights, or (iv) to the best of Seller's and/or either of the Principal Shareholders' knowledge, is infringing upon any such Proprietary Rights in any way.

3.11 Insurance. Schedule 3.11 attached hereto sets forth a true and complete list and brief description of all policies of fire, liability and other forms of insurance held by Seller. Except as set forth in Schedule 3.11, such policies are valid, outstanding and enforceable policies, as to which premiums have been paid currently, and are consistent with the practices of similar concerns engaged in substantially similar operations as those currently conducted by Seller. Except as set forth in Schedule 3.11, to the best of Seller's and/or either of the Principal Shareholders' knowledge, there exists no state of facts, and no event has occurred, which might reasonably (i) form the basis for any claim against Seller not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in any material increase in insurance premiums.

3.12 Litigation; Compliance with Law. Except as set forth on Schedule 3.12 attached hereto there are no Actions relating to Seller or any of its Assets or Business pending or, to the knowledge of Seller and/or either principal Shareholder threatened, or any order, injunction, award or decree outstanding, against Seller or against or relating to any of its Assets or and/or Business, and there exists no basis for any such Action, which would have a material adverse effect on the Assets or and/or Business. To the best of Seller's and/or either Principal Shareholder's knowledge, Seller is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator relating to its Assets and/or Business, the violation of which would have a material adverse effect on such Assets or and/or Business.

3.13 Real Property. Schedule 3.13 attached hereto and made a part hereof sets forth a brief description of all real properties which are leased to Seller and the terms of the respective leases, including the identity of the lessor, the rental rate and other charges, and the term of the lease. Seller does not own outright the fee simple title in and to any real property. To the best of the Seller's and/or either Principal Shareholder's knowledge all amounts payable thereunder have been paid. All uses of such real property by Seller conform in all material respects to the terms of the leases relating thereto and conform in all material respects to all applicable building and zoning ordinances, laws and regulations. None of such leases may be expected to result in the expenditure of material sums for the restoration of the premises upon the expiration of their respective terms.

3.14 Agreements and Obligations; Performance. Except as listed and briefly described in Schedule 3.14 attached hereto and made a part hereof (the "Listed Agreements"), Seller is not party to, or bound by, any: (i) Contracts which involves aggregate payments or receipts in excess of $1,000 that cannot be terminated at will without penalty or premium or any continuing obligation or Liability; (ii) Contract of any kind with any officer, director or shareholder, of Seller; (iii) Contract which is in violation of applicable law, which violation will have a material Adverse Effect on the Purchaser, the Assets and/or the Business; (iv) Contract for the purchase, sale or lease of any materials, products, supplies or services which contains, or which commits or will commit it for, a fixed term; (v) Contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation or liability; (vi) deferred compensation, bonus or incentive plan or Contract not cancelable at will without penalty or premium or any continuing obligation or Liability; (vii) management or consulting Contract not terminable at will without penalty or premium or any continuing obligation or Liability;
(viii) except as set forth in Schedule 3.13, lease for real or personal property; (ix) license or royalty Contract; (x) Contract relating to indebtedness for borrowed money; (xi) union or other collective bargaining Contract; (xii) Contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xiii) Contract containing covenants limiting the freedom of Seller or any officer, employee or shareholder to engage or compete in any line or business or with any person in any geographical area; (xiv) Contract or option relating to the acquisition or sale of any business; (xv) voting agreement or similar agreement or Contract; (xvi) option for the purchase of any asset, tangible or intangible; or (xvii) distributor, franchise, license, technical assistance agency or advertising Contracts; (xviii) Contract with the United States state or local government or any agency or department thereof, (xix) Derivative Securities for the purchase of voting securities of the Seller, and/or (xx) other Contract which materially affects any of its Assets and/or Business, whether directly or indirectly, or which was entered into other than in the ordinary and usual course of business consistent with past practice. A true and correct copy of each of the written Listed Agree ments has been delivered, or made available, to Purchaser. Except as set forth on Schedule 3.14, Seller has in all material respects performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in Default under any of the Listed Agreements and has received no notice of any dispute, Default or alleged Default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Neither Seller nor either Principal Shareholder knows of any Default under any of the Listed Agreements by any other party thereto or by any other person, firm or corporation bound thereunder. Each of the Listed Agreements is freely assignable to Purchaser.

3.15 Condition of Assets. Except for normal breakdowns and servicing requirements, all machinery, equipment and vehicles used by Seller in the conduct of its Business are in good operating condition, ordinary wear and tear excepted. Seller has no inventory. All computer software (whether operating or application) owned or licensed to Seller which is included in the Assets is free of defects which would have a Material Adverse Effect and such software conforms to all current specifications relating thereto.

3.16 Permits and Licenses. Schedule 3.16 attached hereto sets forth a true and complete list of all Permits from all Bodies held by Seller. Seller has all Permits of all Bodies required to carry on its Business as presently conducted and to offer and sell its products and services; all such Permits are in full force and effect, and, to the knowledge of Seller and/or either Principal Shareholder, no suspension or cancellation of any of such Permits is threatened; and Seller is in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits. No notice to, declaration, filing or registration with, or Permit from, any Body, or any other person or entity, is required to be made or obtained by Seller, or either Principal Shareholder in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

3.17 Occupational Heath and Safety and Environmental Matters. The operations of the Business do not require, and Seller does not have, any Permits from any Bodies relating to occupational health and safety or environmental matters to lawfully conduct the Business. There is no litigation, investigation or other proceeding pending or, to the knowledge of Seller and/or Principal Shareholder, threatened or known to be contemplated by any Body in respect of or relating to the Business or the Assets with respect to occupational health and safety or environmental matters. All operations of the Business have been conducted in compliance with all, and Seller is not liable in any respect for any violation of any, applicable federal, state or local laws or regulations pertaining to occupational health and safety and environmental matters, including, without limitation, those relating to the emission, discharge, storage, release or disposal of Materials of Environmental Concern into ambient air, surface water, ground water or land surface or sub-surface strata or otherwise relating to the manufacture, processing, distribution, use, handling, disposal or transport of Materials of Environmental Concern. Neither Seller nor either Principal Shareholder has received any notice of a possible claim or citation against or in respect of any real property leased by Seller, or with regard to the Assets or the Business relating to occupational health and safety or environmental matters and neither Seller nor the Principal Shareholder is aware of any basis for any such Action.

3.18 Interest in Assets. Except as set forth on Schedule 3.2, no Affiliate of Seller owns any property or rights, tangible or intangible, used in or related, directly or indirectly, to the Business.

3.19 Compensation Information. Schedule 3.19 attached hereto and made a part hereof contains a true and complete list of the names and current salary rates of, bonus commitments to, and other compensatory arrangements with, all present officers of Seller and all other persons employed and/or retained by Seller.

3.20 Employee Benefit Plans. Seller does not maintain, has never maintained, and is not and has never been required to maintain, any "pension" or "welfare" plans (within the meaning of ERISA), whether or not a multiemployer plan, nor has Seller ever been, nor required to have been, a "Substantial Employer" (within the meaning of Section 4001(a)(2) of ERISA).

3.21 No Breach. Neither the execution and delivery of this Agreement nor compliance by Seller, and/or either of the Principal Shareholders with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

          (a) violate or conflict with any provision of the Certificate of Incorporation or By- Laws of the Seller;

          (b) violate or, alone or with notice or the passage of time, or both, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a Default under, the terms of any Contract to which Seller, or either of the Principal Shareholders is a party or by which any of them or the Assets may be bound;

          (c) result in the creation of any Lien upon any of the Assets;

          (d) violate any judgment, order, injunction, decree or award against, or binding upon, Seller, or either of the Principal Shareholders or upon the Assets; and/or

          (e) violate any law or regulation of any jurisdiction relating to Seller, the Assets or the Business.

3.22 Brokers. Neither Seller nor either Principal Shareholder has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

3.23 Employment Relations. (a) To the best of Seller's and/or either Principal Shareholder respective knowledge, Seller is in compliance with all Federal, state and other applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not engaged in any unfair labor practice which, in any of the foregoing cases, could have a Material Adverse Effect on the Assets or Business; (b) there is not pending, or to the best of Seller's and/or either Principal Shareholders' respective knowledge, threatened any unfair labor practice charge or complaint against Seller by or before the National Labor Relations Board or any comparable state agency or authority; (c) there is no labor strike, dispute, slowdown or stoppage pending or, to the best of Seller's and/or either Principal Shareholders' respective knowledge, threatened against or involving Seller; (d) neither Seller either of the Principal Shareholders is aware of any union organization effort respecting the employees of Seller; (e) no grievance which might have an adverse effect on Seller or the conduct of its Business, nor any arbitration proceeding arising out of or under any collective bargaining agreement, is pending and no claim therefor has been asserted; (f) no litigation, arbitration, administrative proceeding or governmental investigation is now pending, and, to the best of Seller's and/or either Principal Shareholder's respective knowledge, no person or party has made any claim or has threatened litigation, arbitration, administrative proceeding or governmental investigation against Seller arising out of any law relating to discrimination against employees or employment practices; (g) no collective bargaining agreement is currently being negotiated by Seller. Except as set forth on Schedule 3.23 attached hereto no officer or key employee of the Seller has announced or otherwise indicated that he/she will terminate his/her relationship with the team as a result of the announcement of the transactions contemplated by this Agreement. Without limiting the foregoing, to the best of Seller's and/or either Principal Shareholder's respective knowledge, Seller is in compliance with the Immigration Reform and Control Act of 1986, as amended, and maintains a current Form I-9 as required by such Act in the personnel file of each employee hired after November 9, 1986.

3.24 Prior Names and Addresses. Except as set forth on Schedule 3.24, since inception, Seller has used no business name and has had no business address other than its current name and the business address set forth in Section 16.7.

3.25 Distributors and Suppliers. Schedule 3.25 sets forth a complete and accurate list of the names and addresses of the twenty largest suppliers and, vendors and licensors of the Business showing the approximate total purchases in dollars by Seller from each such supplier, vendor or licensor during the fiscal year ended the December Balance Sheet Date. Seller has not received any communication from any distributor, supplier, vendor or licensor named on
Schedule 3.25 that it will terminate or materially reduce or limited sales or licenses of supplies products or Software to Seller.

3.26 Payments. Neither Seller nor any Affiliate on behalf of or for the benefit of, Seller has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other Person, in the United States or any other country in which the Business is conducted, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices Act) or such other country.

3.27 Books and Records. Seller has made and kept (and given Compu-DAWN and Purchaser access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of the Business. Seller has not engaged in any material transaction, maintained any bank account or used any corporate funds in connection with the Business except for transactions, bank accounts and funds which have been and are reflected in the normally maintained Books and Records of Seller.

3.28 Americans with Disabilities Act Compliance. Neither Seller nor either Principal Shareholder has received any notice to the effect that, or otherwise been advised that, any facilities owned, leased or used by Seller are not in compliance with the ADA.

3.29 Untrue or Omitted Facts. No representation, warranty or statement by Seller, or the Principal Shareholders in this Agreement contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the generality of the foregoing, there is no fact known to Seller and/or either Principal Shareholder that has had, or which may be reasonably expected to have, a materially adverse effect on Seller, any of the Assets or Business that has not been disclosed in this Agreement.


                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser makes the following representations and warranties to Seller, each of which shall be deemed material, and Seller, in executing, delivering and consummating the Agreement, has relied upon the correctness and completeness of each of such representations and warranties:

4.1 Valid Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is a wholly-owned subsidiary of Compu-DAWN.

4.2 Capitalization. The authorized capital stock of Compu-DAWN consists of Twenty Million (20,000,000) Shares of Common Stock, of which Three Million Nine Hundred Thousand Nineteen (3,900,019) shares are issued and outstanding as of the date hereof. All of such issued and outstanding Shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. The Common Shares and the Warrants to be issued and delivered as contemplated by Section 2.3.1 hereof will be duly and validly authorized and, when so issued and delivered, will be duly and validly issued fully paid and nonassessable, and the Warrant Shares, upon exercise of the Warrants and payment in full of the exercise price therefor, upon issuance and delivery, will be duly and validly authorized, and fully paid and non assessable.

4.3 Consents. Schedule 4.3 attached hereto sets forth a true and complete list of all consents and approvals of governmental and other regulatory agencies, foreign or domestic, and of other third parties required to be received by or on the part of Purchaser and Compu-DAWN to enable it to enter into and carry out this Agreement and the transactions contemplated hereby. Except as set forth on
Schedule 4.3 attached hereto, all such requisite consents and approvals have been, or prior to the Closing will have been, obtained.

4.4 Corporate Authority; Binding Nature of Agreement. Each of Compu-DAWN and Purchaser has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Purchaser and Compu- DAWN and no other corporate proceedings on the part of Purchaser or Compu-DAWN are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except for any consent or approval of the stockholders of Compu-DAWN required by Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc. This Agreement constitutes the valid and binding obligation of Purchaser and Compu-DAWN and is enforceable in accordance with its terms.

4.5 No Breach. Neither the execution and delivery of this Agreement nor compliance by Purchaser or Compu-DAWN with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

          (a) violate or conflict with any provision of the Certificate of Incorporation or By- Laws of Purchaser or Compu-DAWN;

          (b) violate any judgment, order, injunction, decree or award against, or binding upon, Purchaser or Compu-DAWN or their respective properties or assets, the violation of which would have a Material Adverse Effect on Purchaser or Compu-DAWN; or

          (c) subject to the accuracy of the representations made by the Persons or Seller in their respective Subscription Agreements to be delivered by the Persons listed on Schedule 2.3.2(a)(i) attached hereto, violate any law or regulation of any jurisdiction relating to Purchaser or Compu-DAWN, the violation of which would have a Material Adverse Effect on Compu-DAWN or Purchaser.

4.6 Brokers. Neither Purchaser nor Compu-DAWN has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

                                    ARTICLE V

                              PRE-CLOSING COVENANTS

5.1 Seller Covenants. Seller hereby covenants that from and after the date hereof and until the Closing or earlier termination of this Agreement:

          (a) Access. Seller shall, afford to the officers, attorneys, accountants and other authorized representatives of Compu-DAWN and Purchaser free and full reasonable access, during regular business hours and upon reasonable notice, to all of its Books, Records, information systems, technology (owned or licensed by Seller) personnel and properties so that Compu-DAWN and Purchaser, at its own expense, may have full opportunity to make such review, examination and investigation as Compu-DAWN and Purchaser may desire of Seller and its Business and affairs. Seller will cause the employees, accountants, attorneys and other agents and representatives of Seller to cooperate fully with said review, examination and investigation and to make full disclosure to Compu-DAWN and Purchaser and their representatives of all material facts affecting its Business operations. Seller, and each of the Principal Shareholders acknowledges and agrees that no review, examination or investigation heretofore or hereafter undertaken by Compu-DAWN and Purchaser or their representatives shall limit or affect any representation or warranty made by Seller, and/or the Principal Shareholders in, or otherwise relieve Seller, and/or the Principal Shareholders from any liability under, this Agreement. Neither Compu-DAWN nor Purchaser shall disrupt Seller's business in connection with any such investigation.

          (b) Conduct of Business. Seller shall (i) conduct its Business only in the ordinary and usual course and make no change in any of its business practices and policies without the prior written consent of Purchaser. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing, Seller will not, and nor the Principal Shareholders shall not permit Seller to, without the prior written consent of Purchaser:

               (i) amend its Certificate of Incorporation or By-Laws;

               (ii) enter into, adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee, or (except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to Seller) increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof;

               (iii) acquire, sell, lease or dispose of any Assets outside the ordinary course of business or any assets which in the aggregate are material to Seller;

               (iv) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, limited liability company or other business organization or division thereof or any material interest therein;

               (v) issue, sell or redeem any capital stock or Derivative Securities or otherwise change the capitalization of Seller.

               (vi) pledge any of the Assets or subject the Assets to any Lien;

               (vii) acquire or lease any assets;

               (viii) enter into any material transaction not in the ordinary and usual course of business consistent with past practice.

               (ix) take any other action outside the ordinary course of business consistent with past practice;

               (x) not to take any actions which would adversely effect the value of the Assets; or

               (xi) adopt any resolution, or enter into or amend any Contract, with respect to any of the foregoing.

          (c) Insurance. Seller shall maintain, in force the insurance policies listed in Schedule 3.11, except to the extent that they may be replaced with equivalent policies at the same or lower rates approved by Purchaser, it being acknowledged by Purchaser.

          (d) Liabilities. Seller shall not, incur any Liability, except for those incurred in the ordinary and usual course of its Business consistent with past practice which are not Material Liabilities, without the prior written consent of Purchaser; nor shall Seller pay, any Liability other than: (i) the foregoing Liabilities; (ii) Liabilities set forth in the Balance Sheet; (iii) Liabilities arising after the December Balance Sheet Date in the ordinary and usual course of the Business consistent with past practice; and (iv) Liabilities with respect to which Seller shall have received the prior written consent of Purchaser.

          (e) Preservation of Business. Seller shall, and the Principal Shareholders shall cause Seller to, use its best efforts to preserve intact its business organization and keep available the services of its present officers, managers, employees and consultants, maintain and reserve intact good relationships with customers, suppliers, vendors and licensors and preserve its goodwill.

          (f) No Breach.

               (i) Seller, and the Principal Shareholders will each (A) use his or its best efforts to assure that all of his or its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time, that no breach or Default shall occur with respect to any of his or its covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to Purchaser's and/or Compu-DAWN's obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a breach of, or Default respecting, such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify Purchaser of any event or fact which represents or is likely to cause such a breach or Default or result in such an impediment.

               (ii) Without limiting the generality of the foregoing, Seller and each of the Principal Shareholders agrees to use his or its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, taking such actions as may reasonably be required to be taken under applicable state securities or Blue Sky laws in connection with the issuance of the Shares.

          (g) Consents. Promptly following the execution of this Agreement, the Seller shall, and the Principal Shareholders shall cause Seller to, use its best efforts to obtain consents of all third parties and governmental and other regulatory authorities necessary to the consummation of the transactions contemplated by this Agreement.

          (h) Shareholders Approval. Subject to fiduciary duty obligations of the Board of Directors of Seller, Seller will use its best efforts, in accordance with applicable legal requirements and the Certificate of Incorporation and Bylaws of Seller, to have the transaction contemplated hereby approved by the holders of the capital stock to the extent required by law, or the Certificate of Incorporation or Bylaws, or each of them. Seller will notify the Purchaser and Compu-DAWN of the date set for any shareholder action to be taken in connection with approval of the transaction not later than thirty (30) days prior to such date. The Board of Directors of Seller will, subject to fiduciary duty obligations under applicable legal requirements, recommend that holders of its voting securities vote to approve the transaction contemplated hereby and will use best efforts to solicit from such holders proxies in favor of such approval and adoption and take all other action necessary or helpful to secure such favorable vote. Such efforts will include, if required by applicable law, causing a proxy statement/prospectus to include the recommendation of the Board of Directors of Seller that its shareholders approve the transaction contemplated hereby; provided however, that the Board of Directors of
     Seller may withhold, modify or withdraw its recommendation if it determines, with the advice of outside counsel, that it may be required to do so in the exercise of its fiduciary duties. Seller shall use its best efforts to cause the Principal Shareholders and all its other Affiliates to all to enter into a voting agreement in which they will agree to vote all of their shares of Seller stock held by them in favor of the transaction described herein concurrently with the execution of this Agreement.

          (i) No Negotiations; No Solicitation. For as long as this Agreement shall remain in effect and until it is terminated in accordance with its terms, neither Seller nor or any of its officers, directors, representatives or agents will take any action to (i) initiate the submission of any acquisition, sale, merger financing or capital transaction, (ii) enter into any agreement with respect to any acquisition, sale, merger, financing or capital transaction or (iii) participate in negotiations with, or provide information concerning Seller, its Assets, liabilities or Business to, any Person in connection with any acquisition, sale, merger financing or capital transaction. Seller will promptly communicate to Purchaser any solicitation or inquiry received by Seller and the terms of any proposal or inquiry that it may receive in respect of any acquisition, sale, merger financing or capital transaction, or of any such information requested from it or of any such negotiations or discussions being sought to be initiated with it. Nothing in this Section 5.1(i) shall be construed as prohibiting the Board of Directors of Seller from (i) making any disclosure to Seller's shareholders, or (ii) responding to any unsolicited proposal or inquiry by advising the Person making such proposal or inquiry of the terms of this Section 5.1(i). "Acquisition, sale, merger financing or capital transaction" means any proposed (i) acquisition, sale, merger, consolidation, financing or similar transaction involving Seller,
     (ii) sale, lease or other disposition, directly or indirectly, acquisition, sale, merger, consolidation, financing, share exchange or otherwise of all or any substantial part of the assets of Seller, (iii) issue, sale or other disposition of securities representing 5% or more of the voting power of Seller capital stock or (iv) transaction in which any Person proposes to acquire beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 5% or more of the outstanding Seller capital stock.

          (j) Unaudited Financial Statements. Seller will provide Purchaser with such unaudited financial statements and other financial information of Seller up to and including the Closing Date as Purchaser may reasonably request.

          (k) Warn. Seller shall comply with the requirements of the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") with respect to any "plant closing" or "mass layoff," as those terms are defined in WARN, which may result from Seller's termination of the employment of any of the employees of the Business in connection with Seller's sale of the Assets to Purchaser or any of the other transactions contemplated by this Agreement.

          (l) Amendment to GEOS(R) License Agreement. Seller shall, and the Principal Shareholders shall cause Seller to, use best effects to obtain an amendment to the GEOS(R) License Agreement as provided in Section 8.13 hereof.

5.2 Purchaser and Compu-DAWN Covenants. It is hereby agreed that, from and after the date hereof and until the Closing or earlier termination of this Agreement:

          (a) Access. Upon request, Purchaser and Compu-DAWN will cause its officers, attorneys, accountants and other agents and representatives to meet with the officers, attorneys and accountants and other agents and representatives of Seller during regular business hours and upon reasonable notice, to discuss the financial condition and business operations of Compu-DAWN and Purchaser. Compu-DAWN shall provide Seller with copies of all non-confidential filings with the SEC made by Compu-DAWN following the date hereof and prior to the Closing Date.

          (b) No Breach.

               (i) Purchaser will (A) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time, that no material breach or Default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to Seller's obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a breach of or Default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify Seller of any event or fact which represents or is likely to cause such a breach or Default or result in such an impediment.

               (ii) Without limiting the generality of the foregoing, Purchaser agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

          (c) Consents. Promptly following the execution of this Agreement, Purchaser will use its best efforts to obtain consents of all third parties and governmental and other regulatory authorities necessary to the consummation of the transactions contemplated by this Agreement.

          (d) Stockholder Approval. Subject to fiduciary duty obligations of the Boards of Directors of Compu-DAWN and Purchaser, respectively, will use their best efforts, in accordance with applicable legal requirements and the Certificate of Incorporation and Bylaws of each of them to have the transaction contemplated hereby approved by the holders of the capital stock to the extent required by law, Nasdaq rules or the Certificate of Incorporation or Bylaws, or each of them, if required prior to the Closing of this Agreement. Compu-DAWN and Purchaser will notify the Seller of the date set for any shareholder action to be taken in connection with approval of the transaction not later than thirty (30) days prior to such date. The Board of Directors of Compu-DAWN and Purchaser will, subject to fiduciary duty obligations under applicable legal requirements, recommend that holders of its stock vote to approve the transaction contemplated by this Agreement and will use best efforts to solicit from such holders proxies in favor of such approval and adoption and take all other action necessary or helpful to secure such favorable vote. Such efforts will include, if required by applicable law, causing a Proxy Statement/Prospectus to include the recommendation of the Board of Directors of Seller that its stockholders approve the transaction and or the issuance of securities as contemplated in and by this Agreement; provided however, that the Board of Directors of Compu-DAWN may withhold, modify or withdraw its recommendation if it determines, with the advice of outside counsel, that it may be required to do so in the exercise of their fiduciary duties.

                                   ARTICLE VI

Intentionally Omitted

                                   ARTICLE VII

Intentionally Omitted

                                  ARTICLE VIII

                           CONDITIONS PRECEDENT TO THE
                 OBLIGATION OF PURCHASER AND COMPU-DAWN TO CLOSE

     The obligation of Purchaser and Compu-DAWN to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Purchaser (except when the fulfillment of such condition is a requirement of law):

8.1 Representations and Warranties. All representations and warranties of Seller, and the Principal Shareholders contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct as at the Closing Date, as if made at the Closing and as of the Closing Date.

8.2 Covenants. Seller, and each of the Principal Shareholders shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it or them prior to or at the Closing.

8.3 Certificate. Purchaser shall have received a certificate, dated the Closing Date, signed by the Chairman, Chief Executive Officer, President or Principal Executive Officer of Seller and each of the Principal Shareholders, as to the satisfaction of the conditions contained in Sections 8.1 and 8.2 hereof.

8.4 Assignment and Bill of Sale; Certificate of Title. Seller shall have executed and delivered to Purchaser an assignment and bill of sale, in form satisfactory to the Purchaser (the "Bill of Sale"), and Certificate(s) of Title with respect to motor vehicles, in the form satisfactory to the Purchaser (the "Certificate(s) of Title"), pursuant to which Seller shall convey to Purchaser all of its right, title and interest in and to the Assets which it owns as contemplated hereby.

8.5 Assignment of License Rights. Seller shall have delivered to the Purchaser valid and binding assignments (the "License Assignments") of all Proprietary Rights of which Seller is the licensee included in the Assets, duly consented to by all licensors of Proprietary Rights, including, without limitation the GEOS(R) License Agreement, pursuant to which Seller shall convey to Purchaser all of its right, title and interest in and to the Proprietary rights of which Seller is a licensee, as contemplated hereby.

8.6 Audited Financial Statements. Purchaser shall have received the Audited Financial Statements .

8.7 Interim Financial Statements. Purchaser shall have received the Interim Financial Statements.

8.8 Principal Shareholder Employment Agreements. The Principal Shareholders shall have executed and delivered to Purchaser the Principal Shareholder Employment Agreements in, or substantially in, the form attached hereto as Exhibits 8.8(a) and 8.8(b) respectively.

8.9 Certain Payments. Seller shall be satisfied with the amounts of federal and state payroll taxes and state of California sales taxes, due by Seller as of the Closing Date with regard to accrued sales tax and payroll tax obligations.

8.10 Stockholder Approval. This Agreement and the transactions contemplated hereby shall have been duly approved by a majority of the holders of the outstanding voting shares of Seller and, if required prior to the Closing by applicable law, or Nasdaq rules, the requisite holders of the outstanding Common Shares of Compu-DAWN.

8.11 Retail Indications of Interest. Seller shall have secured bona fide written or e-mail communications from the mass retailers listed on Schedule 8.11 attached hereto stating that they will participate in the 1999 4th quarter roll-out of the Global PC Device product.

8.12 Creditor Agreements. Seller shall have agreements with a sufficient number of its creditors such that its total trade and accounts payable and other liabilities can be liquidated by the payment of not more than 75,000 Common Shares of Compu-DAWN in the aggregate.

8.13 GEOS(R) License Agreement Amendment. Geoworks and Seller shall have amended the GEOS License Agreement to the satisfaction of Purchaser.

8.14 Subscription Agreements. The Persons listed on Schedule 2.3.2(a)(ii) and/or Seller shall have delivered Subscription Agreements which are acceptable to the Purchaser and Compu-DAWN.

8.15 "Lock-up" Agreements. The Persons and/or the Seller set forth on Schedule 2.3.2(a)(ii) attached hereto who are to be issued Common Shares and Warrants pursuant to the provisions herein shall have executed and delivered a one (1) year "lock-up" agreement in, or substantially in, the form attached hereto as
Exhibit 2.3.2(a)(ii).

8.16 Opinion of Counsel. Purchaser and Compu-DAWN shall have received an opinion of counsel to Seller, which counsel is reasonably satisfactory to Buyer, opining on matters which are reasonably satisfactory to Purchaser and Purchaser's counsel.

8.17 No Actions. No Action shall have been instituted, and be continuing before a court or before or by a governmental or other regulatory body or agency, or shall have been threatened and be unresolved, to restrain, or to prevent, or to obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of Purchaser to own or be a licensee of, any of the Assets or to operate or control the Assets and Business after the Closing Date, or which might have a Material Adverse Effect thereon.

8.18 Consents; Licenses and Permits. Seller, Purchaser and Compu-DAWN shall have each obtained all consents, licenses and Permits of third parties, including, without limitation, regulatory authorities and the Nasdaq Stockmarket, Inc. necessary for the performance by each of them of all of their respective obligations under this Agreement, including, without limitation, the transfer of the Assets as contemplated hereby, and such other consents, if any, to prevent
(i) the occurrence of a breach under any agreement of Seller with any person, the termination of which would have a Material Adverse Effect on the Business or Assets or (ii) any Assumed Liability from becoming due or being subject to becoming due with the passage of time or on notice as a result of the performance of this Agreement, any other provision of this Agreement to the contrary notwithstanding.

8.19 Section 4(2) Compliance. Seller and/or the Persons listed on Schedule 2.3.2(a) shall have delivered to Compu-DAWN evidence reasonably satisfactory to Compu-DAWN that its or his representations set forth in their respective Subscription Agreements are true and correct and that the issuance by Compu-DAWN of the Common Shares and Warrants pursuant hereto and thereto will be in conformity with the requirements of Section 4(2) of the Securities Act.

8.20 Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by Seller, and the Principal Shareholders and the consummation of the transactions contemplated hereby shall have been duly and validly taken and Seller, and the Principal Shareholders shall have full power and right to consummate the transactions contemplated by this Agreement.

8.21 Satisfactory Due Diligence. Compu-DAWN and the Purchaser shall have completed a due diligence investigation of Seller, the Assets or the Business, the results of which shall be reasonably satisfactory to Compu-DAWN and the Purchaser in their good faith sole discretion, provided however, that if Compu-DAWN or the Purchaser does not inform Seller in writing by the earlier of
(a) the Closing Date or (b) on or before the sixtieth (60) day following the date hereof that such due diligence investigation is not satisfactory, then such due diligence investigation shall be deemed to be satisfactory.

8.22 Compliance with Bulk Sales Laws. Seller shall have complied in all respects with applicable state bulk sales laws as provided in Section 13.1 hereof.

8.23 Escrow Agreement. Seller and the Representative shall have executed and tendered to Compu-DAWN an escrow agreement (the "Escrow Agreement') in the form and substance reasonably acceptable to Compu-DAWN, Purchaser, Seller and the Principal Shareholders, providing for, among other things, that the Common Shares and Warrants of Compu-DAWN issuable to the Persons set forth on Schedule
8.23 on account of a portion of the Purchase Price as provided in Section 2.3.2(a) hereof, as provided for below (the "Escrow Securities"), will be placed in escrow with an escrow agent satisfactory to Compu-DAWN and held in accordance with the terms set forth below and shall be held as security for the indemnification obligations of the Principal Shareholders pursuant to Section
12.2.1 hereof for a period of eleven (11) months from the Closing Date.

8.24 Fairness Determination. The Board of Directors of Compu-DAWN, in its sole determination, has determined that the transactions contemplated by this Agreement and the exhibits attached hereto are fair in all respects to Compu-DAWN, Compu-DAWN's stockholders, and Purchaser.

8.25 Additional Documents. Seller, and the Principal Shareholders shall have delivered all such certified resolutions, certificates and documents with respect to the Business and the Assets as Purchaser or its counsel may have reasonably requested.

8.26 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement, or incidental thereto, and all other related legal matters, shall have been approved as to form and substance by counsel to Purchaser, which approval shall not be unreasonably withheld or delayed.

                                   ARTICLE IX

                    CONDITIONS PRECEDENT TO THE OBLIGATION OF
                                 SELLER TO CLOSE

     The obligation of Seller to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Seller (except when the fulfillment of such condition is a requirement of law):

9.1 Representations and Warranties. All representations and warranties of Purchaser contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct as at the Closing Date, as if made at the Closing and as of the Closing Date.

9.2 Covenants. Purchaser and Compu-DAWN shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

9.3 Certificate. Seller shall have received a certificate, dated the Closing Date, signed by the Chairman of the Board or President of Purchaser, as to the satisfaction of the conditions contained in Sections 9.1 and 9.2 hereof.

9.4 Shares. Compu-DAWN shall have tendered the Closing Common Shares to the Seller on behalf of the Persons who are Accepted Subscribers for the Common Shares to the extent of the number of Common Shares which may be issued at the Closing without violating Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc.

9.5 Warrants. Compu-DAWN shall have tendered the Warrants to the Seller on behalf of the Persons who are Accepted Subscribers for the Warrants to the extent of the number of Warrants which may be issued at the Closing without violating Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc.

9.6 Principal Shareholder Employment Agreements. Purchaser shall have executed and tendered to each of the Principal Shareholders their respective Principal Shareholders Employment Agreement.

9.7 Other Employment Offers; Options. The Purchaser shall have tendered to the Persons listed on Schedule 9.7 attached hereto offers of employment, upon the terms set forth in Schedule

9.7, and provided each such Person accepts employment by the Purchaser, Compu-DAWN shall have tendered Options to purchase Common Shares of Compu-DAWN pursuant to Compu-DAWN's 1996 Stock Option Plan upon the terms and conditions
(i) described in Schedule 9.7 and (ii) currently contained in Compu-DAWN's forms of Stock Option Agreement related to the Options granted under Compu-DAWN's 1996 Stock Option Plan.

9.8 Stockholder Approval. This Agreement and the transactions contemplated by this Agreement shall have been duly approved by a majority of the holders of the outstanding voting Common Shares of Seller and, if required by applicable law, or Nasdaq rules, prior to Closing, the requisite holders of the outstanding Common Shares of Compu-DAWN.

9.9 No Actions. No Action shall have been instituted, and be continuing, before a court or by a governmental or other regulatory body or agency, or have been threatened, and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby.

9.10 Consents; Licenses and Permits. Purchaser and Compu-DAWN shall have obtained all consents, licenses and permits of third parties, including, without limitation, regulatory authorities, necessary for the performance by it of all of its obligations under this Agreement.

9.11 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by Purchaser and Compu-DAWN and the consummation of the transactions contemplated hereby other than the approval of Compu-DAWN's stockholders pursuant to Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc. with respect to the issuance of any Common Shares or Warrants, shall have been duly and validly taken and Purchaser and Compu- DAWN shall have full power and right to consummate the transactions contemplated by this Agreement.

9.12 Additional Documents. Purchaser and Compu-DAWN shall have delivered all such certified resolutions, certificates and documents with respect to Purchaser as Seller or counsel to Seller may have reasonably requested.

9.13 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental thereto, and all other related legal matters, shall have been approved as to form and substance by counsel to Seller, which approval shall not be unreasonably withheld or delayed.

                                    ARTICLE X

                                     CLOSING

10.1 Time and Location. The closing (the "Closing") provided for herein shall take place at the offices of Seller at 10:00 a.m. on September 30, 1999 or a date prior thereto as mutually determined by the parties, or on such other date and at such other place as may be mutually agreed to by the parties (the "Closing Date").

10.2 Items to be Delivered to Purchaser. At or prior to the Closing, Seller will deliver or cause to be delivered to Purchaser:

          (a) the certificates required by Section 8.3 hereof;

          (b) the Bill of Sale and  Certificate(s)  of Title required by Section
     8.4 hereof;

          (c) the Assignment by Section 8.5 hereof;

          (d) the Audited Financial Statements required by Section 8.6 hereof;

          (e) the Interim Financial Statements required by Section 8.7 hereof;

          (f)  the  Principal  Stockholder  Employment  Agreements  required  by
     Section 8.8 hereof;

          (g) all keys to the Assets, including, without limitation, motor vehicles;

          (h) satisfactory evidence of all actions required by Section 8.16 hereof;

          (i) satisfactory evidence required by Section 8.18 hereof;

          (j) satisfactory evidence of all actions required by Section 8.19 hereof;

          (k) satisfactory evidence of the compliance with bulk sales laws as required by Sections 8.22 and 13.1 hereof.

          (l) the Escrow Agreement required by Section 8.23 hereof

          (m) such other certified resolutions, documents and certificates as are required to be delivered to Purchaser or Compu-DAWN pursuant to the provisions of this Agreement or which otherwise confirm that all of the conditions precedent to the obligation of Purchaser and Compu-DAWN to close have been satisfied.

10.3 Items to be Delivered to Seller and Others. At the Closing, Purchaser will deliver or cause to be delivered to Seller or the Principal Shareholders or the persons set forth below, as the case may be:

          (a) the certificate required by Section 9.3;

          (b) certificates representing the Closing Common Shares to the Seller on behalf of the Accepted Subscribers for the Closing Common Shares;

          (c) Certificates representing the Closing Warrants to the Seller on behalf of the Accepted Subscribers for the Closing Warrants;

          (d)  the  Principal  Shareholder  Employment  Agreements  required  by
     Section 9.6 hereof;

          (e) the Options to the new employees listed on Schedule 10.3(e) attached hereto required by Section 9.7 hereof;

          (f) certified copies of all corporate action required by Section 9.9 and 9.11 hereof; and

          (g) such other certified resolutions, documents and certificates as are required to be delivered by Purchaser pursuant to the provisions of this Agreement or otherwise confirm that all of the conditions precedent to the obligation of Seller to close have been satisfied.

                                   ARTICLE XI

                              POST-CLOSING MATTERS

11.1 Stockholder Approval. To the extent the approval of the stockholders of Compu-DAWN is required for the issuance of any of the Common Shares and/or Warrants by Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc., Compu-DAWN shall hold a meeting of its stockholders as promptly as possible following the Closing Date, but in no event later than December 31, 1999, at which such approval shall be sought. Compu-DAWN and its Board of Directors shall act in the same manner with respect to recommending that the stockholders vote their approval of the issuance of the Common Shares and/or Warrants as set forth in
Section 5.2(d) hereof.

11.2 Further Assurances. On and after the Closing Date, (a) upon the request of Purchaser, Seller shall take all such further actions and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to convey and transfer to, and vest in, Purchaser, and to protect Purchaser's right, title and interest in and to, and enjoyment of, the Assets intended to be assigned, transferred, conveyed and delivered pursuant to this Agreement, and (b) the parties shall take all such further actions and execute and deliver all such further instruments and documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

11.3 Power of Attorney. Without limitation of any provision of this Agreement, effective upon the Closing, Seller constitutes and appoints Purchaser and its successors and assigns, and each of them, the true and lawful attorney of the Seller, with full power of substitution, in their own names or in the name of the Seller, but for their own benefit and at their own expense, (i) to institute and prosecute all proceedings which any of them may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assets transferred or intended to be transferred to Purchaser hereunder, and to do all such acts and things in relation thereto as any of them shall deem advisable, and (ii) to take all actions which they may deem proper in order to provide for them the benefits under any claims, contracts, agreements, arrangements, licenses, commitments, sales orders, purchase orders or other documents or instruments transferred or intended to be transferred to Purchaser hereunder. Seller acknowledges that the foregoing powers are coupled with an interest and, upon the Closing, shall not be revocable in any manner or for any reason.

11.4 Board Position. The Board of Directors of Compu-DAWN shall be comprised of seven (7) directors following the Closing. The two (2) vacancies currently on the Board shall be filled by Brian Dougherty and Mark Bradlee at the Closing.

11.5     Restrictive Covenant.

          (a) In order to induce Purchaser and Compu-DAWN to enter into and complete the Closing and to consummate the transactions contemplated by this Agreement, each of Seller and each Principal Shareholder (for purposes of this Section 11.5, collectively the "Seller Parties") hereby represents and warrants to, and covenants and agrees with, Purchaser and Compu-DAWN as follows:

               (i) The Seller Parties will not at any time reveal, divulge, or make known to any person, firm, corporation, or business organization other than Purchaser and Compu-DAWN, or use for his or its own account, any customer lists, trade secrets, or any secret or confidential information of any kind used by the Seller and/or Purchaser and, made known to him or it. The Seller Parties further covenant and agree that he or it shall retain such knowledge and information which he or it has acquired with respect to Seller and/or Purchaser relative to such customer lists, trade secrets, and secret or confidential information in trust for the sole benefit of Purchaser and Compu-DAWN, their respective successors and assigns;

               (ii)(A) Each of the Seller Parties will not at any time within the Restrictive Period, without the prior written approval of the Purchaser, directly or indirectly, anywhere, whether individually or as a principal, officer, employee, partner, member, director, agent of or consultant for any entity, (i) engage or participate in a Competitive Business and shall not make any investments in any entity which is engaged in a Competitive Business (provided, however that the foregoing shall not prohibit such Seller Party from acquiring in the aggregate up to five (5%) percent of the outstanding capital stock of any such entity if the securities of such entity are listed on a national securities exchange or quoted on the NASDAQ system, and further provided as set forth in Schedule 11.5(a)(ii)(A)) ; (ii) cause or seek to persuade any director, officer, employee, customer, licensee, account, agent, sponsor, supplier, vendor or licensor of the Seller and/or Purchaser to discontinue the status, employment or relationship of such person or entity with the Purchaser, or to become employed in any activity similar to or competitive with the activities of the Seller and/or Purchaser; (iii) cause or seek to persuade any prospective customer, licensee, supplier, vendor and/or licensor of the Seller and/or Purchaser (which as of the Closing Date and/or Termination Date was then actively being solicited by the Seller and/or Purchaser) to determine not to enter into a business relationship with Purchaser;
          (iv) hire or retain any director, officer or employee of the Purchaser and/or Seller; or (v) solicit or cause or authorize to be solicited, for or on behalf of him or any third party, any business which is competitive, directly or indirectly, with the Purchaser and/or Seller from (a) others who are, or were within three (3) years prior to the Closing Date and/or Termination Date, customers, sponsors, vendors, licensors or accounts of the Seller and/or Purchaser, or (b) any prospective customer, sponsor, vendor, licensor or account of the Seller and/or Purchaser which at the Closing Date and/or Termination Date was then actively being solicited by the Seller and/or Purchaser.

               (B) For purposes of this Section 11.5 the term "Restrictive Period" shall mean the period commencing as of the Closing Date and terminating on the date (the "Termination Date") which is two (2) years following the Closing Date.

               (C) For purposes of this Section 11.5, the term "Competitive Business " shall mean the ownership, operation, management and/or promotion of and/or other engagement in any business of selling Internet service and PC devices through mass merchandise retail channels.

               (iii) The restrictive covenants contained in this Section 11.5 are material elements of the consideration to be paid by Purchaser and Compu-DAWN under this Agreement and are reasonable and properly required for the adequate protection of the business interest of Seller being acquired thereby;

               (iv) The covenants contained herein are separate and independent from any other covenants contained in any other agreement and may be enforced irrespective of any other such covenants; and

               (v) If any provision of this Section is held to be unenforceable because of the scope, duration or area of its applicability, the court making such determination shall have the power to modify such scope, duration or area or all of them, and such provision shall then be applicable in such modified form as fully as if herein so contained.

          (b) The parties recognize that, because of the nature of the subject matter of this Agreement, it would be impracticable and extremely difficult to determine actual damages to Purchaser and Compu-DAWN in the event of a breach of this Agreement by any Seller Party. Accordingly, in the event of a dispute between any Seller Party and Purchaser or Compu-DAWN concerning the alleged commission or alleged threat to commit a breach by such Seller Party of any of the provisions hereof, the Purchaser and Compu-DAWN shall have the following rights and remedies:

               (i) The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, by way of injunctive relief or otherwise, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Purchaser and Compu-DAWN and that money damages will not provide an adequate remedy to Purchaser and Compu-DAWN except as provided in Section 14.3;

               (ii) The right and remedy to require the Seller Parties to account for and pay over to Purchaser all profits derived or received by the Seller Parties as a result of any transactions constituting a breach of any of the provisions of this Section 11.5, and the Seller Parties hereby agree to account for and pay over such profits to Purchaser and Compu-DAWN; and

               (iii) The right to recover attorney's fees incurred in any action or proceeding in which it seeks to enforce its rights hereunder.

          (c) The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in this Section 11.5 upon the courts of any jurisdiction, country, province, or governmental entity, etc. (a "Jurisdiction") within the geographical scope of such covenants. In the event that the courts of any one or more of such Jurisdictions shall hold such covenants wholly unenforceable by reason of the breadth of their scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect Purchaser and Compu-DAWN's right to the relief provided above in the courts of any other Jurisdiction within the geographical scope of such covenants as to breaches of such covenants as they relate to each Jurisdiction being, for this purpose, severable into diverse and independent covenants.

11.6 Taxes. The Purchaser shall, on behalf of Seller, after the Closing Date, pay any Taxes set forth on Schedule 3.9 attached hereto, but only to the extent of the amounts set forth on Schedule 3.9 hereof, to the appropriate federal, state or local taxing authorities, in accordance with any payment schedule agreed to by the Seller and/or any Principal Shareholder on the one hand, and the applicable taxing authority on the other hand. It is acknowledged that Purchaser is not assuming any obligation or liability with respect to the Taxes, or any interest or penalties accrued thereon.

11.7 Financing by Seller or Designees. If the Purchaser does not have, or is unable to provide, sufficient funds to conduct the Business and fund the pre-roll out market launch of the Global PC Device product and the Seller or its designees have to provide the necessary funds therefor, Compu- DAWN will issue Seller or its designees one common stock purchase warrant, exercisable at the closing price of Compu-DAWN's Common Shares on the date hereof on the NASDAQ Small Cap Market for every Common Share which Compu-DAWN agrees to issue for the necessary funds invested in Compu-DAWN; provided however that in any event any offering and sale of securities by Compu-DAWN and/or Purchaser in connection therewith shall be upon terms mutually agreeable to Compu-DAWN and the Purchaser, and Seller and/or its designees, and shall be in compliance with federal and state securities laws and the rules of the Nasdaq Stockmarket, Inc. or any other exchange upon which Compu-DAWN's or Purchaser's securities are included or listed.

                                   ARTICLE XII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

12.1 Survival. The parties agree that their respective representations and warranties contained in this Agreement shall survive the Closing.

12.2     Indemnification.

         12.2.1 General Indemnification Obligation of Seller and Principal Shareholders. From and after the Closing, Seller, and each Principal Shareholder jointly and severally, will reimburse, indemnify and hold harmless Purchaser and Compu-DAWN (in each case, an "Indemnified Purchaser Party") against and in respect of:

          (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Purchaser Party that result from, relate to or arise out of:

               (i) any and all liabilities and obligations of Seller of any kind, nature and description whatsoever, fixed or contingent, inchoate or otherwise, except for those liabilities of Seller which Purchaser specifically assumes pursuant to this Agreement;

               (ii) any and all Actions against any Indemnified Purchaser Party that relate to the Business or the Assets in which the principal event giving rise thereto occurred prior to the Closing Date or which result from or arise out of any action or inaction prior to the Closing Date of Seller or any partner (general or limited), director, officer, employee, shareholder, agent or representative of Seller;

               (iii) any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of Seller, the General Partner or either Shareholder under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Purchaser or Compu-DAWN pursuant hereto or in connection with the negotiation, execution or performance of this Agreement;

               (iv) any untrue statement or omission of a material fact which was included in any of Compu-DAWN's public disclosures which was based on information furnished in writing to Compu-DAWN by Seller or its representatives or agents.

               (v) any failure to comply with any "bulk sales" law applicable to the transactions contemplated by this Agreement; and

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 12.2.1.

          (c) The Principal Shareholders' indemnification obligation hereunder shall be limited to the Escrowed Securities.

         12.2.2 General Indemnification Obligation of Purchaser. From and after the Closing, Purchaser and Compu-DAWN will reimburse, indemnify and hold harmless Seller and its successors or assigns and the Principal Shareholders (an "Indemnified Seller Party") against and in respect of:

          (a) Any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Indemnified Seller Party that result from, relate to or arise out of:

               (i) any and all liabilities and obligations of Seller which have been specifically assumed by Purchaser pursuant to this Agreement;

               (ii) any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Purchaser under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Seller pursuant hereto or in connection with the negotiation, execution or performance of this Agreement.

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 12.2.2.

         12.2.3  Method of Asserting Claims, Etc.

          (a) In the event that any claim or demand for which Seller or the Principal Shareholders would be liable to an Indemnified Purchaser Party hereunder is asserted against or sought to be collected from an Indemnified Purchaser Party by a third party, the Indemnified Purchaser Party shall notify Seller and the Principal Shareholders of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). Seller and the Principal Shareholders shall thereupon, at their sole cost and expense, defend the Indemnified Purchaser Party against such claim or demand with counsel reasonably satisfactory to the Indemnified Purchaser Party.

          (b) Neither Seller nor the Principal Shareholders shall, without the prior written consent of the Indemnified Purchaser Party, consent to the entry of any judgment against the Indemnified Purchaser Party or enter into any settlement or compromise which does not include, as an unconditional term thereof (i.e., there being no requirement that the Indemnified Purchaser Party pay any amount of money or give any other consideration), the giving by the claimant or plaintiff to the Indemnified Purchaser Party of a release, in form and substance satisfactory to the Indemnified Purchaser Party, as the case may be, from all liability in respect of such claim or litigation. If any Indemnified Purchaser Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If, in the reasonable opinion of the Indemnified Purchaser Party, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a materially adverse effect on the business, operations, assets, properties or prospects of the Indemnified Purchaser Party or its affiliates, then the Indemnified Purchaser Party shall have the right to control the defense or settlement of any such claim or demand and its costs and expenses shall be included as part of the indemnification obligation of Seller and/or the Principal Shareholders hereunder; provided, however, that the Indemnified Purchaser Party shall not settle any such claim or demand without the prior written consent of Seller or the Principal Shareholder, which consent shall not be unreasonably withheld or delayed. If the Indemnified Purchaser Party should elect to exercise such right, Seller or the Principal Shareholders shall have the right to participate in, but not control, the defense or settlement of such claim or demand at their sole cost and expense.

          (c) In the event an Indemnified Purchaser Party should have a claim against Seller, and/or the Principal Shareholders hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third Party, the Indemnified Purchaser Party shall send a Claim Notice with respect to such claim to Seller, and the Principal Shareholders. If Seller or the either Principal Shareholder, as the case may be, does not notify the Indemnified Purchaser Party, within ten (10) days from receipt of notice of a claim, that it or he disputes such claim, the amount of such claim shall be conclusively deemed a liability of Seller and any Principal Shareholder hereunder.

          (d) All claims for indemnification by an Indemnified Seller Party under this Agreement shall be asserted and resolved under the procedures set forth hereinabove by substituting in the appropriate place "Indemnified Seller Party" for "Indemnified Purchaser Party" and variations thereof and "Purchaser" for "Seller and/or the "Principal Shareholder(s)" and variations thereof.

     12.2.4 Escrow Agreement. In order to provide further security for the indemnification rights of any Indemnified Purchaser Party under this Article XII, the Escrowed Securities shall be held in escrow and disposed of as provided in the Escrow Agreement described in Section 8.23 hereof.

12.3 Payment;  Right of Setoff.  Upon the  determination  of the liability under
Section 12.2 hereof,  the appropriate  party shall pay to the other,  within ten
(10) days after such determination, the amount of any claim for indemnification made hereunder. Notwithstanding the foregoing and any other rights that Purchaser and/or Compu-DAWN may have against any other person, firm or corporation, Purchaser and/or Compu-DAWN shall have the right to setoff the unpaid amount of any such claim against any amounts owed by it under any agreements or instruments entered into pursuant to this Agreement. Further, pending final determination of any claims, demands or disputes in accordance with the provisions of this Article XII, Purchaser and/or Compu-DAWN shall have the right to withhold from any amounts due pursuant to this Agreement or any other agreement, if any, the amount of such claims, demands and/or disputes. Upon the final payment in full of any claim, either by setoff or otherwise, the entity making payment shall be subrogated to the rights of the indemnified party against any person, firm or corporation with respect to the subject matter of such claim.

12.4 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this Article XII are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

                                  ARTICLE XIII

                                    BULK SALE

13.1 Bulk Sales. The Seller shall comply in all respects with the provisions of the bulk sales law of any state and the Seller and the Principal Shareholder jointly and severally, covenant and agree to pay and discharge, when due, or contest in good faith by appropriate proceedings, all claims of creditors which could be asserted against the Purchaser or the Assets by reason of any noncompliance herewith. The foregoing notwithstanding, nothing herein shall stop or prevent Purchaser from asserting, as a bar or defense to any actions or proceedings brought under any of such laws, that such laws are not applicable to the transactions contemplated by this Agreement. Simultaneously with the execution of this Agreement (and in any event, not less than ten (10) days prior to Closing), the parties shall complete the appropriate California State tax form relating to notification of sales, transfers or assignments in bulk and the Purchaser may promptly file it in the appropriate office.

                                   ARTICLE XIV

                   TERMINATION; WAIVER AND LIQUIDATED DAMAGES

14.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing:

          (a) By mutual consent of the respective Boards of Directors of Purchaser and the Seller;

          (b) By Purchaser if any of the conditions set forth in Article VIII hereof shall not have been fulfilled on or prior to September 30, 1999 or shall become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by Purchaser or its officers and Directors.

          (c) By Seller, if any of the conditions set forth in Article IX hereof shall not have been fulfilled on or prior to September 30, 1999 or shall have become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by Seller or its officers and partners, whether in their capacity as partners or otherwise, and shall not have been waived.

          If this Agreement is terminated as described above, this Agreement shall be of no further force and effect, without any liability or obligation on the part of any of the parties except for any liability which may arise pursuant to Sections 16.1 and 16.2 hereof or as a result of a party's willful failure to consummate the transactions contemplated hereby.

14.2 Waiver. Any condition to the performance of the parties which legally may be waived on or prior to the Closing Date may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

14.3 Liquidated Damages. Seller and the Principal Shareholders acknowledge that Purchaser and Compu-DAWN are investing a significant amount of resources, time, expense and reputation in pursuing the potential acquisition contemplated hereby. Seller further acknowledges that Purchaser would be irreparably harmed by a breach of Section 5.1(i) hereof and that monetary damages to Purchaser for such breach would be immeasurable. Accordingly, in the event Seller breaches this

Section 5.1(i), Seller shall pay Purchaser the sum of $1,000,000 as liquidated damages immediately. Seller acknowledges that Seller has received good, valuable and sufficient consideration for the foregoing agreement, and that Purchaser and Compu-DAWN is relying on the Agreement in Section 5.1(i) and the enforceability and the Principal Shareholders in entering into this Agreement and pursuing the transaction contemplated hereby.

                                   ARTICLE XV

                                  DEFINED TERMS

     15.1 Defined Terms. As used herein, the terms below shall have the following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

     "Accepted Subscriber " shall mean the Persons listed on Schedule 2.3.2(a) who have subscribed for Common Shares and/or Warrants, whose Subscription Agreements have been accepted by Compu-DAWN.

     "Action" shall mean any action, claim, suit, demand, litigation, governmental or other proceeding, labor dispute, arbitral action, governmental audit, inquiry, investigation, criminal prosecution, investigation or unfair labor practice charges or complaint.

     "ADA" shall mean the Americans with Disabilities Act of 1990.

     "Additional Shares" shall have the meaning ascribed to it in Section 2.3.1 hereof.

     "Affiliate" shall have the meaning set forth in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Agreement" shall have the meaning ascribed to it in the heading.

     "Assets" shall have the meaning ascribed to it in Section 2.1 hereof.

     "Assumed Liabilities" shall mean the Liabilities listed on Schedule 2.4.1 attached hereto.

     "Audited Financial Statements" shall mean Seller's balance sheets at December 31, 1997 and 1998, Statements of Earnings and Shareholders Equity and Statements of Cash Flows for the years ended December 31, 1997 and 1998 and notes thereto together with an audit report of and independent auditor. Such Audited Financial Statements shall be in conformity with Regulation S-X or S-B, whichever is applicable to Compu-DAWN, consistent (including, without limitation, as to format, presentation and results) with the Financial Statements and, upon or as of the delivery thereof by Seller to Purchaser, subject to the representations relating to the Financial Statements set forth in Section 3.5 hereof.

     "Balance Sheet" shall mean Sellers balance sheet as of the December Balance Sheet Date which is attached hereto as part of the December Financial Statements.

     "Balance Sheet Date" shall mean June 30, 1999.

     "Bill of Sale" shall have the meaning ascribed to it in Section 8.4 hereof.

     "Body" shall mean all federal, state, local, and foreign governmental and other regulatory bodies.

     "Books and Records" shall mean (a) all records and lists of Seller pertaining to the Assets, (b) all records and lists pertaining to the Assets, Business, customers, licensees, suppliers, vendors, licensors or personnel of the Business, (d) all books, ledgers, files, reports, plans, drawings and operating records computer software programs and specifications of every kind maintained by Seller relating to the Business, all work papers of Seller's accountants pertaining to the Business.

     "Business" shall have the meaning ascribed to in the Recitals hereof.

     "Certificate(s)  of Title" shall have the meaning ascribed to it in Section
8.4 hereof.

     "Claim Notice" shall have the meaning ascribed to it in Section 12.2.3 hereof.

     "Class A Warrants" shall have the meaning ascribed to it in Section 2.3.1 hereof.

     "Class B Warrants" shall have the meaning ascribed to it in Section 2.3.1 hereof.

     "Class C Warrants" shall have the meaning ascribed to it in Section 2.3.1 hereof.

     "Closing" shall have the meaning ascribed to it in Section 10.1 hereof.

     "Closing Common Shares" means the Common Shares which may be issued at the Closing without the requirement of stockholder approval pursuant to Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc.

     "Closing  Date"  shall have the  meaning  ascribed  to it in  Section  10.1 hereof.

     "Closing Warrants" means the Warrants which may be issued at the Closing without the requirement of stockholder approval pursuant to Rule 4310(c)(25)(H) of the Nasdaq Stock Market, Inc.

     "Contract" shall mean any agreement, contract, note, loss, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, course of dealing or practice to which Seller is a party or is bound and which relates to the Business or the Assets, whether oral or written.

     "Competitive Business" shall have the meaning ascribed to it in Section 11.5(a)(ii)(C) hereof.

     "Compu-DAWN" shall have the meaning ascribed to it in the heading hereof.

     "Contract Rights" shall mean all of Seller's rights under the Contracts.

     "Copyrights" shall mean registered copyrights, copyright applications and unregistered copyrights relating to the Business.

     "Default" shall mean any breach, default and/or other violation of the Contract and/or the occurrence of any event that with or without the passage of time or the giving of notice or both would constitute a breach, default or other violation under, or give any party the right to accelerate, terminate or renegotiate, any Contract.

     "Derivative Securities" means any and all securities, evidences or indebtedness, subscriptions, options, warrants, rights calls or other commitments or agreements that are convertible into or exchangeable for shares of Common Stock or any other voting or equity securities.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Escrow Agreement" shall have the meaning ascribed to it in Section 8.23 hereof.

     "Escrowed Securities" shall have the meaning ascribed to it in Section 8.23 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Excluded Assets" shall mean none.

     "Financial Statements" shall mean the Financial Statements of Seller attached hereto as Schedule 3.5.

     "Fixed Assets" shall have the meaning ascribed to it in Section 2.1(b)(i) hereof.

     "GEOS(R)" shall have the meaning ascribed to it in the Recitals.

     "GEOS License Agreements" shall mean that certain license agreement between Geoworks, Inc. and Seller dated May 8, 1998, as it may be amended from time to time, relating to the worldwide license for GEOS(R) by Geoworks, Inc. to Seller.

     "Global PC Device" shall have the meaning ascribed to it in the recitals hereof.

     "Indemnified  Purchaser  Party  shall have the  meaning  ascribed  to it in
Section 12.2.1 hereof.

     "Indemnified Seller Party" shall have the meaning ascribed to it in Section
12.2.2 hereof.

     "Information" shall have the meaning ascribed to it in Section 16.2 hereof.

     "Intangible Property shall have the meaning ascribed to it in Section 2.1(c) hereof.

     "Interim Financial Statements" shall mean the unaudited balance sheet of Seller as of June 30, 1999 and the Statements of Earnings and Shareholder Equity and Statements of Cash Flows for the three (3) and six(6) month periods ended June 30, 1999 in such form as Purchaser may request, which shall be, in Purchaser's sole and absolute discretion (which shall be final, conclusive and binding), acceptable to Purchaser.

     "Inventory" shall have the meaning ascribed to it in Section 2.1(h)(ii) hereof.

     "Jurisdiction" shall have the meaning ascribed to it in Section 11.5(c) hereof.

     "Leases" shall have the meaning ascribed to it in Section 2.1(a) hereof.

     "Liability" shall mean any direct or indirect liability, obligation, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any person of any type, whether accrued, absolute, contingent, matured, unmatured or other.

     "License Assignments" shall have the meaning ascribed to it in Section 8.5 hereof.

     "Lien" shall mean any claim, lien, pledge, option, charge, restriction, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

     "Listed Agreements" shall mean those Contracts described on Schedule 3.14.

     "Material Adverse Effect" shall mean any material adverse effect on the business properties, operations, assets, liabilities, condition (whether financial or otherwise), or prospects of Seller or the Business on one hand, or Compu-DAWN and Purchaser on the other hand.

     "Materials of Environmental Concern" shall mean pollutants, contaminants, hazardous or noxious or toxic materials or wastes.

     "Material Liability" shall mean a liability singly or in the aggregate with other liabilities of $5,000 or more.

     "New Employees" shall mean the Persons listed on Schedule 9.7 attached hereto who accept offers of employment by the Purchaser.

     "Options" shall mean common stock purchase options granted under Compu-DAWN's 1996 Stock Option Plan, which may be incentive stock options or non qualified stock options, as determined by the Board of Directors of Compu-DAWN or the Stock Option Committee of Compu-DAWN.

     "Patents" shall mean all patents and patent applications and registered design and registered design applications used in the Business.

     "Permits" shall mean all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any and all Bodies necessary for the present conduct of, or relating to the operations of, the Business.

     "Permitted Liens" shall mean none.

     "Principal Shareholders" shall mean Mark Bradlee and Brian Dougherty.

     "Principal Shareholders Employment Agreements" shall mean the Employment Agreements between Compu-DAWN and/or the Purchaser and each of the Principal Shareholders in, or substantially in, the form attached hereto as Exhibit 15.1(a).

     "Proprietary Rights" shall mean all of the Copyrights, Patents, Trademarks, technology rights and licenses (including, without limitation, the GEOS(R) License Agreement) computer software (including, without limitation, any source or object codes thereof or documentation relating thereto), trade secrets, franchises, inventions, designs, specifications, plans, drawings, data bases, now-how, domain names, world wide web addresses and intellectual property rights used in the Business or under development, including, without limitation, the Proprietary Right set forth on Schedule 15.16(c) attached hereto.

     "Purchase Price" shall have the meaning ascribed to it in Section 2.3.1 hereof.

     "Purchaser" shall have the meaning ascribed to it in the header hereof.

     "Regulation S-B" shall mean Regulation S-B, as amended, promulgated by the SEC.

     "Regulation S-X" shall mean Regulation S-X, as amended, promulgated by the SEC

     "Representative" shall mean the Person duly appointed by the Persons set forth in Schedule 8.23 to act as each of their representative to execute and deliver the Escrow Agreement.

     "Restrictive Period" shall have the meaning ascribed to it in Section 11.5(a)(ii)(B) hereof.

     "Rule 144" shall mean Rule 144 as promulgated by the SEC.

     "Rule 144 Holding Period" shall mean the period of time that the Shares must be held by the Seller before it can resell them, or any portion thereof, pursuant to Rule 144, promulgated under the Act.

     "SEC Reports" shall mean Compu-DAWN's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 and its Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31 and June 30, respectively, and current report for events dated May 12, June 9 June 29, 1999 and July 6, 1999, respectively.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Seller" shall have the meaning ascribed to it in the header hereof.

     "Seller Parties" shall have the meaning ascribed to it in Section 11.5(a) hereof.

     "Subscription Agreement" shall mean the Subscription Agreement of each Person listed on Schedule 2.3.2(a) relating to the issuance of Common Shares and/or Warrants as provided in Section 2.3.2(a).

     "Termination Date" shall have the meaning ascribed to it in Section 11.5(a)(ii)(B) hereof.

     "Trademarks" shall mean registered trademarks, registered service marks, trademark and service mark applications and unregistered trademarks and service marks used in the Business.

     "UCC" shall mean the Uniform Commercial Code of the State of California, as amended.

     "WARN" shall have the meaning ascribed to it in Section 5.1(k) hereof.

     "Warrants" shall have the meaning ascribed to it in Section 2.3.1 hereof.

     "Warrant Shares" shall have the meaning ascribed to it in Section 2.3.2 hereof.


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

16.1 Expenses. Each of the parties shall bear its or his own expenses in connection herewith and with respect to any transactions and negotiations contemplated hereby, whether or not consummated for any reason.

16.2 Confidential Information. Each party agrees that such party and its representatives at all times hereafter will hold in a fiduciary capacity and in strict confidence all information, data and documents received from the other parties (collectively, "Information") and will not, without the consent of the disclosing party, use or disclose, directly or indirectly, the Information in any manner whatsoever, in whole or in part. If the transactions herein contemplated shall not be consummated, in addition to continuing to hold such Information in strict confidence, the receiving party will return to such other parties all such Information then in its possession without retaining copies thereof. Notwithstanding the foregoing, the obligations under this Section 16.2 to maintain such confidentiality shall not apply to any Information (a) that is in the public domain at the time furnished by the disclosing party, (b) that becomes in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or shareholders which constitutes a breach of this Agreement, or (c) that is required by applicable law to be disclosed.

16.3 Sales, Transfer and Documentary Taxes. Seller shall pay all federal, state and local sales, documentary and other transfer taxes, if any, due as a result of the purchase, sale and transfer of the Assets in accordance herewith whether imposed by law on Seller or Purchaser and Seller shall indemnify, reimburse and hold harmless Purchaser in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

16.4 Equitable Relief. The parties agree that the remedy at law in any breach or threatened breach of the provisions of Section 16.2 will be inadequate and the aggrieved party shall be entitled to injunctive relief to compel the breaching party to perform or refrain from action required or prohibited thereunder.

16.5 Publicity. The parties agree that no publicity, release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by any party without the advance approval of both the form and substance of the same by the other parties and their respective counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed, except as provided in Section 16.2(c). The parties agree further that the terms of this Agreement shall be divulged only to such of their employees and representatives who shall have a "need to know", unless such terms have been publicly released in accordance with the provisions hereof.

16.6 Entire Agreement. This Agreement, including the schedules and exhibits attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement and in the financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

16.7 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:

         If to Purchaser and/or Compu-DAWN at:

         12735 Gran Bay Parkway West, Building 200
         Jacksonville, Florida 32258
         Attention: Chairman of the Board
         Telecopier: (904) 680-6693

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention: Gavin C. Grusd, Esq.
         Telecopier: (516) 296-7111

         If to Seller:

         960 Atlantic Avenue, Suite 200
         Alameda, California 95401
         Attention: Mark Bradlee
         Telecopier: (510) 814-4289

         If to the Principal Shareholders:

         c/o Global PC, Inc.
         960 Atlantic Avenue, Suite 200
         Alameda, California 95401
         Attention: Mark Bradlee
         Telecopier: (510) 814-4289

         In each case with a copy to:

         Wilson Sonsini Goodrich & Rosati
         650 Page Mill Road
         Palo Alto, California 94304-1050
         Attention: Arthur Schneiderman, Esq.
         Telecopier: (650) 496-4088

or at such other address as any party may specify by notice given to the other party in accordance with this Section 16.7.

16.8 Choice of Law; Venue; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of Florida, excluding choice of law principles thereof. Venue for any court or other proceeding hereunder shall be had in Duval County, Florida. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

16.9 Successors and Assigns; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither Seller, nor the Principal Shareholders may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of Purchaser and Compu-DAWN.

16.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

16.11  Facsimile  Signatures.   Signatures  hereon  which  are  transmitted  via
facsimile shall be deemed original signatures.


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16.12  Representation  by Counsel;  Interpretation.  Seller,  and each Principal
Shareholder, acknowledges that each has been represented by counsel or has had the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule or law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by such parties. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties hereto.

16.13 Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.


                     [Rest of Page Intentionally Left Blank]

     WITNESS the execution of this Agreement as of the date first above written.

                               COMPU-DAWN, INC.

                               By:  /s/ Rudy C. Theale
                                  ------------------------------

                               GPC ACQUISITION CORP.

                               By: /s/ Rudy C. Theale
                                  ------------------------------


                               GLOBAL P.C.

                               By: /s/ Mark Bradlee
                                  ------------------------------


                               /s/ Mark Bradlee
                               ---------------------------------
                               MARK BRADLEE



                               --------------------------------
                               BRIAN DOUGHERTY



                                                        46

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